Equity	3 Months Ended
Mar. 31, 2014
Equity [Abstract]
Equity
Equity

On January 15, 2014, 100 shares of our common stock were issued to CBS. On March 14, 2014, our board of directors declared a 970,000 to 1 stock split. As a result of the stock split, the 100 shares of our common stock then outstanding were converted into 97,000,000 shares of our common stock. The effects of the stock split have been applied retroactively. For purposes of calculating earnings per share, 97,000,000 shares were considered outstanding for all periods presented.

On March 27, 2014, our registration statement on Form S-11 related to our IPO of our common stock was declared effective by the SEC. On April 2, 2014, we completed an IPO of 23,000,000 shares of our common stock, including 3,000,000 shares of our common stock sold pursuant to the underwriters’ option to purchase additional shares, at a price of $28.00 per share. Our total shares issued and outstanding upon completion of the IPO was 120,000,000. (See Note 2. Initial Public Offering.)

As of March 31, 2014, 450,000,000 shares of our common stock, par value $0.01 per share, were authorized; 97,000,000 shares were issued and outstanding; and 50,000,000 shares of our preferred stock, par value $0.01 per share, were authorized with no shares issued and outstanding.

As of April 2, 2014, CBS owns approximately 81% of the outstanding shares of our common stock.

On March 25, 2014, our board of directors granted CBS and certain of its affiliates a waiver of the ownership restrictions contained in our charter, subject to certain initial and ongoing conditions designed to protect our status as a REIT.